Exhibit 99.1

News Release

Orthofix Reports Third Quarter 2025 Financial Results

LEWISVILLE, Texas — November 4, 2025 — Orthofix Medical Inc. (NASDAQ:OFIX), a leading global medical technology company, today reported its financial results for the third quarter ended September 30, 2025, narrowed its full-year 2025 net sales guidance while maintaining the midpoint, and raised the low end of its adjusted EBITDA guidance. All pro forma measures contained within this release exclude the impact of the Company’s decision to discontinue its M6™ product lines.

Highlights

•
Third quarter 2025 net sales of $205.6 million, including sales from M6 artificial cervical and lumbar discs, and pro forma net sales of $203.4 million, excluding sales from M6 discs, representing an increase of 5% on a reported basis and 6% on a pro forma constant currency basis compared to third quarter 2024
•
U.S. Spine Fixation1 net sales growth of 8% and procedure volume growth of 10% compared to third quarter 2024
•
Bone Growth Therapies net sales of $61.2 million, representing growth of 6% compared to third quarter 2024
•
Global Orthopedics net sales of $33.6 million, achieving constant currency growth of 6%, and U.S. Orthopedics net sales growth of 19% compared to third quarter 2024
•
Third quarter 2025 net loss of $(22.8) million on a reported basis; Non-GAAP pro forma adjusted EBITDA of $24.6 million, with pro forma adjusted EBITDA margin expanding approximately 233 basis points compared to reported non-GAAP adjusted EBITDA for the third quarter 2024
•
Seven consecutive quarters of adjusted EBITDA margin expansion; Positive free cash flow of $2.5 million for third quarter 2025

Third quarter 2025 net sales were $205.6 million, including sales from M6 artificial cervical and lumbar discs, and pro forma net sales were $203.4 million, excluding sales from M6 discs, representing an increase of 4.6% on a reported basis and 5.7% on a pro forma constant currency basis compared to third quarter 2024. Net loss was $(22.8) million, or $(0.57) per share, on a reported basis. Non-GAAP pro forma adjusted EBITDA was $24.6 million for the third quarter of 2025, an increase of $5.4 million compared to reported non-GAAP adjusted EBITDA of $19.2 million for the third quarter of 2024, representing 28.2% growth over the prior year.

“Orthofix delivered another quarter of solid financial performance, marked by accelerating quarterly net sales growth, margin expansion and positive free cash flow that was driven by commercial momentum across our spine and orthopedics businesses,” said Massimo Calafiore, President and Chief Executive Officer. “Our U.S. Spine Fixation segment outpaced market growth, fueled by the unique advantages of our 7D FLASH™ navigation technology. We’re especially encouraged by the positive impact of recent distributor transitions, which reinforces the strength of our commercial strategy.”

Mr. Calafiore continued, “Our U.S. Orthopedics business also had another standout quarter. The full commercial launch of TrueLok™ Elevate is off to a promising start, with early clinical results underscoring its potential to deliver meaningful value to both patients and providers. I continue to be impressed by the performance of our Bone Growth Therapies team, which has consistently expanded its market leadership position through effective cross-selling and by leveraging multiple access points.”

Mr. Calafiore added, “Our disciplined approach to investment and cost management has led to our seventh consecutive quarter of adjusted EBITDA margin expansion and sustained positive free cash flow generation—clear indicators of our commitment to long-term, profitable growth. This was a strong and successful quarter, and I’m incredibly proud of our team’s execution and the way we’re positioning Orthofix for continued success in 2025 and beyond. With strong operational performance, a robust innovation pipeline, and a solid financial foundation, I’m confident in our ability to deliver lasting value for our shareholders.”

1 Spine Fixation is comprised of the Company’s Spinal Implants product category, excluding motion preservation product offerings.

Financial Results Overview

Third Quarter 2025 Net Sales and Financial Results

The following table provides net sales by major product category and by reporting segment on a pro forma basis, removing the effects of the Company’s discontinued M6 product lines:

	Three Months Ended September 30,
(Unaudited, U.S. Dollars, in millions)	2025	2024	Change	Constant Currency Change
Bone Growth Therapies	$61.2	$57.9	5.7%	5.7%
Spinal Implants, Biologics and Enabling Technologies*	108.6	102.9	5.6%	5.6%
Global Spine*	169.8	160.8	5.6%	5.6%
Global Orthopedics	33.6	30.5	10.1%	5.9%
Pro forma net sales*	203.4	191.3	6.3%	5.7%
Impact from discontinuation of M6 product lines	2.2	5.3	(58.3%)	(58.6%)
Reported net sales	$205.6	$196.6	4.6%	3.9%

* Results above for each of Spinal Implants, Biologics, and Enabling Technologies; Global Spine; and pro forma net sales exclude the impact from discontinuation of the M6 product lines. Since pro forma net sales represent a non-GAAP measure, see the reconciliation above of the Company’s pro forma net sales to its reported figures under U.S. GAAP. The Company’s reported figures under U.S. GAAP represent each of the pro forma line items discussed above plus the impact from discontinuation of the M6 product lines.

Gross margins were 72.2% for the quarter and were 72.1% on a non-GAAP pro forma adjusted basis.

Net loss was $(22.8) million, or $(0.57) per share, on a reported basis, compared to net loss of $(27.4) million, or $(0.71) per share in the prior-year period. Non-GAAP pro forma adjusted EBITDA was $24.6 million, or 12.1% of pro forma net sales, compared to reported non-GAAP adjusted EBITDA of $19.2 million, or 9.8% of reported net sales, in the prior-year period.

Liquidity

Cash, cash equivalents, and restricted cash on September 30, 2025 totaled $65.9 million compared to $68.7 million on June 30, 2025.

Business Outlook

The Company is narrowing its full-year 2025 net sales guidance range while maintaining the midpoint, raising the low end of its full-year 2025 adjusted EBITDA guidance range, and maintaining its free cash flow guidance as follows:

•
Pro forma net sales expected to range between $810 million to $814 million, excluding sales from the discontinued M6 product lines. This compares to previous net sales guidance of $808 million to $816 million. This guidance range is based on current foreign currency exchange rates and does not take into account any additional potential exchange rate changes that may occur this year.
•
Pro forma non-GAAP adjusted EBITDA is expected to be $84 million to $86 million compared to previous $82 million to $86 million. This range includes the anticipated impact from the discontinuation of the M6 product lines that was previously announced in February 2025.
•
Free cash flow is expected to be positive for full-year 2025, excluding the impact of restructuring charges related to the discontinuation of the M6 product lines.

An investor presentation for the Company’s third quarter 2025 financial results is available in the “Events & Presentations” section of the Orthofix Investor Relations Website at ir.orthofix.com.

Conference Call

Orthofix will host a conference call today at 8:30 AM Eastern time to discuss the Company’s financial results for the quarter ended September 30, 2025. Interested parties may access the conference call by dialing (888) 596-4144 in the U.S., and (646) 968-2525 in all other locations, and referencing the conference ID 5112586. A webcast and replay of the conference call may be accessed in the “Events & Presentations” section of the Orthofix Investor Relations Website at ir.orthofix.com.

Internet Posting of Information

Orthofix regularly shares important updates in the “Investors” section of its website at www.orthofix.com. The Company encourages investors and potential investors to consult the Orthofix website regularly for important information about Orthofix.

About Orthofix

Orthofix is a global medical technology company headquartered in Lewisville, Texas. By providing medical technologies that heal musculoskeletal pathologies, Orthofix delivers exceptional experiences and life-changing solutions to patients around the world. Orthofix offers a comprehensive portfolio of spinal hardware, bone growth therapies, specialized orthopedic solutions, biologics and enabling technologies, including the 7D FLASH™ Navigation System. To learn more, visit Orthofix.com and follow on LinkedIn.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, relating to our business and financial outlook, which are based on our current beliefs, assumptions, intentions, plans, expectations, estimates, forecasts and projections. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “intends,” “predicts,” “potential,” “positioned,” “deliver,” or “continue” or other comparable terminology. Forward-looking statements in this communication include the Company’s expectations regarding net sales, adjusted EBITDA, and free cash flow for the year ended December 31, 2025. Forward-looking statements are not guarantees of our future performance, are based on our current expectations and assumptions regarding our business, the economy and other future conditions, and are subject to risks, uncertainties and changes in circumstances that are difficult to predict, including the risks described in Part I, Item 1A under the heading Risk Factors in our Annual Report on Form 10-K for the year ended December 31, 2024, and in Part II, Item 1A under the heading Risk Factors in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2025. Factors that could cause future results to differ from those expressed by forward-looking statements include, but are not limited to, (i) our ability to maintain operations to support our customers and patients in the near-term and to capitalize on future growth opportunities, (ii) risks associated with acceptance of surgical products and procedures by surgeons and hospitals, (iii) development and acceptance of new products or product enhancements, (iv) clinical and statistical verification of the benefits achieved via the use of our products, (v) our ability to adequately manage inventory, (vi) our ability to successfully optimize our commercial channels, (vii) our success in defending legal proceedings brought against us, and (viii) the other risks and uncertainties more fully described in our periodic filings with the Securities and Exchange Commission (the “SEC”). As a result of these various risks, our actual outcomes and results may differ materially from those expressed in these forward-looking statements.

Further, any forward-looking statement speaks only as of the date hereof, unless it is specifically otherwise stated to be made as of a different date. The Company undertakes no obligation to update, and expressly disclaims any duty to update, its forward-looking statements, whether as a result of circumstances or events that arise after the date hereof, new information, or otherwise, except as required by law.

The Company is unable to provide expectations of GAAP net income (loss), the closest comparable GAAP measures to adjusted EBITDA (which is a non-GAAP measure), on a forward-looking basis because the Company is unable to predict, without unreasonable efforts, the ultimate outcome of matters (including acquisition-related expenses, accounting fair value adjustments, and other such items) that will determine the quantitative amount of the items excluded in calculating adjusted EBITDA, which items are further described in the reconciliation tables and related descriptions below. These items are uncertain, depend on various factors, and could be material to the Company’s results computed in accordance with GAAP.

Company Contact

Investors and Media
Julie Dewey, IRC Chief Investor Relations & Communications Officer
JulieDewey@Orthofix.com
+1 209.613.6945

ORTHOFIX MEDICAL INC.

Condensed Consolidated Statements of Operations

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(Unaudited, U.S. Dollars, in thousands, except share and per share data)	2025	2024	2025	2024
Net sales	$205,634	$196,606	$602,401	$583,834
Cost of sales	57,111	61,553	192,726	186,790
Gross profit	148,523	135,053	409,675	397,044
Sales, general, and administrative	148,102	130,137	417,576	396,046
Research and development	14,774	17,294	50,474	54,835
Acquisition-related amortization, impairment, and remeasurement	2,693	6,521	23,547	19,305
Operating loss	(17,046)	(18,899)	(81,922)	(73,142)
Interest expense, net	(4,681)	(5,210)	(13,137)	(14,711)
Other (expense) income, net	(535)	(2,528)	6,441	(6,312)
Loss before income taxes	(22,262)	(26,637)	(88,618)	(94,165)
Income tax expense	(533)	(751)	(1,352)	(2,686)
Net loss	$(22,795)	$(27,388)	$(89,970)	$(96,851)

Net loss per common share:
Basic	$(0.57)	$(0.71)	$(2.28)	$(2.55)
Diluted	(0.57)	(0.71)	(2.28)	(2.55)
Weighted average number of common shares (in millions):
Basic	39.8	38.5	39.5	37.9
Diluted	39.8	38.5	39.5	37.9

ORTHOFIX MEDICAL INC.

Condensed Consolidated Balance Sheets

(U.S. Dollars, in thousands, except par value data)	September 30, 2025	December 31, 2024
	(Unaudited)
Assets
Current assets
Cash and cash equivalents	$62,860	$83,238
Restricted Cash	3,086	2,500
Accounts receivable, net of allowances of $9,413 and $7,418, respectively	130,808	134,713
Inventories	174,042	189,452
Prepaid expenses and other current assets	23,374	23,382
Total current assets	394,170	433,285
Property, plant, and equipment, net	130,017	139,804
Intangible assets, net	75,641	98,803
Goodwill	194,934	194,934
Other long-term assets	37,848	26,468
Total assets	$832,610	$893,294
Liabilities and shareholders’ equity
Current liabilities
Accounts payable	$50,459	$48,803
Current portion of finance lease liability	814	755
Other current liabilities	108,574	119,070
Total current liabilities	159,847	168,628
Long-term debt	157,219	157,015
Long-term portion of finance lease liability	17,240	17,835
Other long-term liabilities	55,818	46,692
Total liabilities	390,124	390,170
Contingencies
Shareholders’ equity
Common shares $0.10 par value; 100,000 shares authorized; 39,519 and 38,486 issued and outstanding as of September 30, 2025, and December 31, 2024, respectively	3,952	3,849
Additional paid-in capital	804,011	779,718
Accumulated deficit	(366,111)	(276,141)
Accumulated other comprehensive income (loss)	634	(4,302)
Total shareholders’ equity	442,486	503,124
Total liabilities and shareholders’ equity	$832,610	$893,294

ORTHOFIX MEDICAL INC.
Non-GAAP Financial Measures

The following tables present reconciliations of various financial measures calculated in accordance with U.S. generally accepted accounting principles (“GAAP”), to various non-GAAP financial measures that exclude (or in the case of free cash flow, include) items specified in the tables. The GAAP measures shown in the tables below represent the most comparable GAAP measure to the applicable non-GAAP measure(s) shown in the table. For further information regarding the nature of these exclusions, why the Company believes that these non-GAAP financial measures provide useful information to investors, the specific manner in which management uses these measures, and some of the limitations associated with the use of these measures, please refer to the Company’s Current Report on Form 8-K regarding this press release filed today with the SEC available on the SEC’s website at www.sec.gov and on the “Investors” page of the Company’s website at www.orthofix.com.

The Company’s non-GAAP financial measures for the three and nine months ended September 30, 2025, and 2024, have been adjusted to eliminate the financial effects of the Company’s decision to discontinue its M6 product lines. Accordingly, previously reported figures for 2024 have been recast to reflect the financial impact of this decision.

Adjusted Gross Profit and Adjusted Gross Margin

	Three Months Ended September 30,		Nine Months Ended September 30,
(Unaudited, U.S. Dollars, in thousands)	2025	2024	2025	2024
Gross profit	$148,523	$135,053	$409,675	$397,044
Share-based compensation expense	368	557	1,297	1,591
SeaSpine merger-related costs	(438)	1,161	4,503	5,579
Restructuring costs and impairments related to M6 product lines	—	—	13,710	—
Strategic investments	1	32	57	160
Acquisition-related fair value adjustments	—	3,047	—	9,141
Amortization/depreciation of acquired long-lived assets	276	313	940	840
Adjusted gross profit	$148,730	$140,163	$430,182	$414,355
Adjusted gross margin as a percentage of reported net sales	72.3%	71.3%	71.4%	71.0%
Adjusted gross profit attributable to M6 product lines	(1,989)	(2,401)	(4,534)	(8,239)
Pro forma adjusted gross profit	$146,741	$137,762	$425,648	$406,116
Pro forma adjusted gross margin as a percentage of pro forma net sales	72.1%	72.0%	71.7%	71.7%

Adjusted EBITDA

	Three Months Ended September 30,		Nine Months Ended September 30,
(Unaudited, U.S. Dollars, in thousands)	2025	2024	2025	2024
Net loss	$(22,795)	$(27,388)	$(89,970)	$(96,851)
Income tax expense	533	751	1,352	2,686
Interest expense, net	4,681	5,210	13,137	14,711
Depreciation and amortization	12,941	15,173	64,243	44,067
Share-based compensation expense	7,181	6,531	21,474	25,290
Foreign exchange impact	571	(1,176)	(3,224)	1,263
SeaSpine merger-related costs	126	2,616	6,142	12,992
Restructuring costs and impairments related to M6 product lines	538	—	14,069	—
Strategic investments	227	39	4,094	470
Acquisition-related fair value adjustments	(427)	5,017	(1,800)	15,351
Interest and (gain) loss on investments	(10)	3,567	(41)	5,120
Litigation and investigation costs	21,548	8,335	28,619	10,318
Succession charges	—	505	—	8,061
Employee retention credit	—	—	(2,854)	—
Adjusted EBITDA	$25,114	$19,180	$55,241	$43,478
Adjusted EBITDA as a percentage of reported net sales	12.2%	9.8%	9.2%	7.4%
Operating (income) losses attributable to M6 product lines	(532)	(1,665)	1,416	(5,313)
Pro forma adjusted EBITDA	$24,582	$17,515	$56,657	$38,165
Pro forma adjusted EBITDA as a percentage of pro forma net sales	12.1%	9.2%	9.5%	6.7%

Adjusted Net Income (Loss)

	Three Months Ended September 30,		Nine Months Ended September 30,
(Unaudited, U.S. Dollars, in thousands)	2025	2024	2025	2024
Net loss	$(22,795)	$(27,388)	$(89,970)	$(96,851)
Share-based compensation expense	7,181	6,531	21,474	25,290
Foreign exchange impact	571	(1,176)	(3,224)	1,263
SeaSpine merger-related costs	151	2,619	9,411	13,434
Restructuring costs and impairments related to M6 product lines	538	—	34,999	—
Strategic investments	235	69	4,142	566
Acquisition-related fair value adjustments	(427)	5,017	(1,800)	15,351
Amortization/depreciation of acquired long-lived assets	3,396	5,046	12,251	14,486
Litigation and investigation costs	21,548	8,335	28,619	10,318
Succession charges	—	505	—	8,061
Interest and (gain) loss on investments	(10)	3,567	(41)	5,071
Employee retention credit	—	—	(3,616)	—
Long-term income tax rate adjustment	(2,525)	(335)	(2,455)	2,777
Adjusted net income (loss)	$7,863	$2,790	$9,790	$(234)
Operating (income) losses attributable to M6 product lines	(976)	2,083	946	6,728
Long-term income tax rate adjustment for M6 product lines	273	(583)	(265)	(1,884)
Pro forma adjusted net income	$7,160	$4,290	$10,471	$4,610

Cash Flow and Free Cash Flow

	Nine Months Ended September 30,
(Unaudited, U.S. Dollars, in thousands)	2025	2024
Net cash provided by (used in) operating activities	$5,650	$2,060
Net cash used in investing activities	(23,727)	(26,445)
Net cash provided by (used in) financing activities	(3,163)	19,222
Effect of exchange rate changes on cash	1,448	(40)
Net change in cash and cash equivalents	$(19,792)	$(5,203)

	Nine Months Ended September 30,
(Unaudited, U.S. Dollars, in thousands)	2025	2024
Net cash provided by (used in) operating activities	$5,650	$2,060
Capital expenditures	(23,749)	(26,345)
Free cash flow	$(18,099)	$(24,285)

Reconciliation of Non-GAAP Financial Measures to Reported Operating Expenses

	Three Months Ended September 30,		Nine Months Ended September 30,
(Unaudited, U.S. Dollars, in thousands)	2025	2024	2025	2024
Sales, general, and administrative	$148,102	$130,137	$417,576	$396,046
Reconciling items impacting sales, general, and administrative:
SeaSpine merger-related costs	(538)	(1,321)	(4,680)	(7,455)
Restructuring costs and impairments related to M6 product lines	(537)	—	(5,266)	—
Strategic investments	(199)	(35)	(1,940)	(146)
Amortization/depreciation of acquired long-lived assets	—	(182)	(60)	(551)
Litigation and investigation costs	(21,548)	(8,335)	(28,169)	(10,318)
Succession charges	—	(505)	—	(8,061)
Sales, general, and administrative expense, as adjusted	$125,280	$119,759	$377,461	$369,515
As a percentage of reported net sales	60.9%	60.9%	62.7%	63.3%
Sales, general, and administrative expense attributable to M6 product lines	(417)	(3,142)	(3,048)	(10,441)
Pro forma sales, general, and administrative expense, as adjusted	$124,863	$116,617	$374,413	$359,074
As a percentage of pro forma net sales	61.4%	61.0%	63.1%	63.4%

	Three Months Ended September 30,		Nine Months Ended September 30,
(Unaudited, U.S. Dollars, in thousands)	2025	2024	2025	2024
Research and development expense, as reported	$14,774	$17,294	$50,474	$54,835
Reconciling items impacting research and development:
SeaSpine merger-related costs	(50)	(66)	(228)	(384)
Restructuring costs and impairments related to M6 product lines	—	—	(1,929)	—
Strategic investments	(34)	(3)	(2,144)	(261)
Litigation and investigation costs	—	—	(450)	—
Research and development expense, as adjusted	$14,690	$17,225	$45,723	$54,190
As a percentage of reported net sales	7.1%	8.8%	7.6%	9.3%
Research and development expense attributable to M6 product lines	(582)	(2,187)	(2,376)	(6,863)
Pro forma research and development expense, as adjusted	$14,108	$15,038	$43,347	$47,327
As a percentage of pro forma net sales	6.9%	7.9%	7.3%	8.4%

Reconciliations of Non-GAAP Financial Measures to Reported Non-Operating (Income) Expense

	Three Months Ended September 30,		Nine Months Ended September 30,
(Unaudited, U.S. Dollars, in thousands)	2025	2024	2025	2024
Non-operating (income) expense	$5,216	$7,738	$6,696	$21,023
Reconciling items impacting non-operating expense:
Restructuring costs and impairments related to M6 product lines	—	—	3	—
Foreign exchange impact	(571)	1,176	3,224	(1,263)
Interest and gain (loss) on investments	10	(3,567)	41	(5,070)
Employee retention credit	—	—	3,616	—
Non-operating expense, as adjusted	$4,655	$5,347	$13,580	$14,690
As a percentage of reported net sales	2.3%	2.7%	2.3%	2.5%
Losses attributable to M6 product lines	(16)	(23)	(57)	(88)
Pro forma non-operating expense, as adjusted	$4,639	$5,324	$13,523	$14,602
As a percentage of pro forma net sales	2.3%	2.8%	2.3%	2.6%

Source

Orthofix Medical Inc.

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